Exhibit 10.3
                                                                   ------------

                                                               EXECUTION VERSION

                          PLEDGE AND SECURITY AGREEMENT


                           dated as of March 20, 2007


                                      among


                              FEDDERS CORPORATION,
                                   as Grantor,

                          FEDDERS NORTH AMERICA, INC.,
                                   as Grantor,

                           EACH OF THE OTHER GRANTORS
                         FROM TIME TO TIME PARTY HERETO


                                       and


                             BANK OF AMERICA, N.A.,
                  as Collateral Agent and Administrative Agent

SECTION 1.           DEFINITIONS; GRANT OF SECURITY............................1
   1.1      General Definitions................................................1
   1.2      Definitions; Interpretation........................................7
SECTION 2.           GRANT OF SECURITY.........................................8
   2.1      Grant of Security..................................................8
   2.2      Certain Limited Exclusions.........................................9
SECTION 3.           SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE..........9
   3.1      Security for Obligations...........................................9
   3.2      Continuing Liability Under Collateral..............................9
SECTION 4.           REPRESENTATIONS AND WARRANTIES AND COVENANTS.............10
   4.1      Generally.........................................................10
   4.2      Equipment and Inventory...........................................13
   4.3      Receivables.......................................................14
   4.4      Investment Related Property.......................................16
   4.5      Material Contracts................................................22
   4.6      Letter of Credit Rights...........................................22
   4.7      Intellectual Property.............................................22
   4.8      Commercial Tort Claims............................................25
SECTION 5.           ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
                     ADDITIONAL GRANTORS......................................26
   5.1      Access; Right of Inspection.......................................26
   5.2      Further Assurances................................................26
   5.3      Additional Grantors...............................................26
SECTION 6.           COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT..............27
   6.1      Power of Attorney.................................................27
   6.2      No Duty on the Part of Collateral Agent or Secured Parties........28
SECTION 7.           REMEDIES.................................................28
   7.1      Generally.........................................................28
   7.2      Application of Proceeds...........................................30
   7.3      Sales on Credit...................................................30
   7.4      Deposit Accounts..................................................30
   7.5      Investment Related Property.......................................30
   7.6      Intellectual Property.............................................31
   7.7      Cash Proceeds.....................................................32
SECTION 8.           COLLATERAL AGENT.........................................33
SECTION 9.           CONTINUING SECURITY INTEREST; TRANSFER OF LOANS..........33
SECTION 10.          STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM...........34
SECTION 11.          MISCELLANEOUS............................................34

SCHEDULE 4.1 -- GENERAL INFORMATION
SCHEDULE 4.2 -- LOCATION OF EQUIPMENT AND INVENTORY
SCHEDULE 4.4 -- INVESTMENT RELATED PROPERTY
SCHEDULE 4.6 -- DESCRIPTION OF LETTERS OF CREDIT
SCHEDULE 4.7 -- INTELLECTUAL PROPERTY - EXCEPTIONS
SCHEDULE 4.8 -- COMMERCIAL TORT CLAIMS


EXHIBIT A -- PLEDGE SUPPLEMENT
EXHIBIT B -- PERMITTED INVESTMENTS
EXHIBIT C -- INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT, dated as of March 20, 2007 (this "Agreement"), by FEDDERS CORPORATION ("Holdings"), FEDDERS NORTH AMERICA, INC. ("Company") and EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (together with Holdings and Company, collectively the "Grantors") in favor of BANK OF AMERICA, N.A. ("Bank of America"), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "Collateral Agent") and as administrative agent for the Lenders (as herein defined) (in such capacity as administrative agent, the "Administrative Agent").

                                   RECITALS:

     WHEREAS, reference is made to that certain Revolving Loan and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Revolving Loan Agreement"), by and among Holdings, Company, certain Subsidiaries of Holdings, the Lenders party thereto from time to time (the "Lenders"), Bank of America, as Administrative Agent and Collateral Agent, and General Electric Capital Corporation, as Documentation Agent;

     WHEREAS, subject to the terms and conditions of the Revolving Loan Agreement, certain Grantors may (i) make use of one or more Bank Products provided to them by Bank Product Secured Parties, (ii) request that Issuing Bank issue one or more Letters of Credit for the account of such Grantors, and
(iii) enter into one or more Hedge Agreements with one or more Lender Counterparties;

     WHEREAS, in consideration of the extensions of credit and other accommodations of Agents, Lenders, Lender Counterparties, Issuing Bank and Bank Product Secured Parties as set forth in the Revolving Loan Agreement, the agreements relating to Bank Products, the Letters of Credit and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1.   DEFINITIONS; GRANT OF SECURITY.

     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

     "Additional Grantors" shall have the meaning assigned in Section 5.3.

     "Administrative Agent" shall have the meaning set forth in the preamble.

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Assigned Agreements" shall mean all agreements and contracts to which a Grantor is a party as of the date hereof, or to which a Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

     "Bank of America" shall have the meaning set forth in the preamble hereto.

     "Canadian Grantor" shall mean a Grantor that is a Canadian Subsidiary.

     "Cash Proceeds" shall have the meaning assigned in Section 7.7.

     "Chattel Paper" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

     "Collateral" shall have the meaning assigned in Section 2.1.

     "Collateral Account" shall mean any account established by the Collateral Agent.

     "Collateral Agent" shall have the meaning set forth in the preamble.

     "Collateral Records" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

     "Collateral Support" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

     "Commercial Tort Claims" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

     "Commodities Accounts" shall mean all (i) "commodity accounts" as defined in Article 9 of the UCC, (ii) "futures accounts" as defined in the UCC and
(iii) accounts listed on Schedule 4.4 under the heading "Commodities Accounts" or "Futures Accounts" (as such schedule may be amended or supplemented from time to time).

     "Company" shall have the meaning set forth in the preamble.

     "Controlled Foreign Corporation" shall mean "controlled foreign corporation" as defined in the Tax Code.

     "Copyright Licenses" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

     "Copyrights" shall mean all United States, Canadian and other foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof,
(iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "Credit Documents" shall mean the Revolving Loan Agreement, the LC Documents, each Hedge Agreement, the Mortgages, all executed Deposit Account Control Agreements, Securities Account Control Agreements and Intellectual Property Security Agreements of Grantors, the Landlord Personal Property Collateral Access Agreements, if any, and all other instruments, documents and agreements delivered by any Grantor pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of such Grantor as security for the Obligations or to preserve, protect or perfect such Lien.

     "Deposit Accounts" (i) shall mean all "deposit accounts" as defined in
Article 9 of the UCC, (ii) all "Deposit Accounts" as defined in the Revolving Loan Agreement and (iii) all of the accounts listed on Schedule 4.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

     "Deposit Account Control Agreement" shall mean an agreement governing a Deposit Account in such form as may be reasonably agreed to by the Collateral Agent, as it may be amended, supplemented or otherwise modified from time to time, executed by the relevant Grantor, the Collateral Agent, the relevant financial institution and each other agent party thereto.

     "Documents" shall mean all "documents" as defined in Article 9 of the UCC and "documents of title" as defined in the UCC.

     "Equipment" shall mean (i) all "equipment" as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

     "Financial Assets" shall mean all "financial assets" as defined in the UCC.

     "General Intangibles" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and "intangibles" as defined in the UCC, including "payment intangibles" also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles or intangibles under the UCC). "Goods" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

     "Grantors" shall have the meaning set forth in the preamble hereto.

     "Holdings" shall have the meaning set forth in the preamble hereto.

     "Indemnitee" shall mean the Collateral Agent, and its Affiliates' officers, partners, directors, trustees, employees and agents.

     "Instruments" shall mean all "instruments" as defined in Article 9 of the UCC.

     "Insurance" shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

     "Intellectual Property" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

     "Intellectual Property Security Agreement" shall mean that certain agreement, substantially in the form of Exhibit C, as it may be amended, supplemented or otherwise modified from time to time, executed by the relevant Grantor and the Collateral Agent.

     "Inventory" shall mean (i) all "inventory" as defined in Article 9 of the UCC and (ii) all goods held for sale, lease, display or demonstration or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; and all goods described above which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

     "Investment Accounts" shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

     "Investment Related Property" shall mean (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit and Financial Assets.

     "Lenders" shall have the meaning set forth in the recitals hereto.

     "Letter of Credit Right" shall mean "letter-of-credit right" as defined in
Article 9 of the UCC.

     "Money" shall mean "money" as defined in the UCC.

     "Non-Assignable Contract" shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal, state or provincial statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under
Section 9-406 through 409 of the UCC).

     "Non-Assignable Material Contract" shall mean any Non-Assignable Contract to which Holdings or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

     "Patent Licenses" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

     "Patents" shall mean all United States, Canadian and other foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "Pledge Supplement" shall mean any supplement to this agreement in substantially the form of Exhibit A.

     "Pledged Debt" shall mean all indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

     "Pledged Equity Interests" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

     "Pledged LLC Interests" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

     "Pledged Partnership Interests" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on
Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

     "Pledged Stock" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     "Pledged Trust Interests" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

     "Proceeds" shall mean (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     "Receivables" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

     "Receivables Records" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

     "Record" shall have the meaning specified in Article 9 of the UCC.

     "Revolving Loan Agreement" shall have the meaning set forth in the recitals hereto.

     "Secured Obligations" shall have the meaning assigned in Section 3.1.

     "Secured Parties" shall mean the Agents, Lenders, Lender Counterparties, Issuing Bank and Bank Product Secured Parties and shall include, without limitation, all former Agents, Lenders, Lender Counterparties, Issuing Bank and Bank Product Secured Parties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, Lender Counterparties, Issuing Bank or Bank Product Secured Parties and such Obligations have not been paid or satisfied in full.

     "Securities Accounts" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

     "Securities Account Control Agreement" shall mean an agreement governing a Securities Account or a Commodities Account in such form as may be agreed to by the Collateral Agent, as it may be amended, supplemented or otherwise modified from time to time, executed by the relevant Grantor, the Collateral Agent, the relevant Approved Securities Intermediary and each other agent party thereto.

     "Supporting Obligation" shall mean all "supporting obligations" as defined in Article 9 of the UCC and includes any guarantee, indemnitee or other obligation of any Person in respect of or related to any Receivables.

     "Tax Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

     "Term Loan Facility Pledge and Security Agreement" shall mean that certain pledge and security agreement, dated as of the date hereof, between Goldman Sachs Credit Partners, L.P., as collateral agent for the Term Loan Facility Secured Parties, and each Grantor.

     "Trademark Licenses" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

     "Trademarks" shall mean all United States, Canadian and other foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "Trade Secret Licenses" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

     "Trade Secrets" shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction; provided that where the perfection, effect of perfection or non-perfection, priority or enforcement of any Lien granted in Collateral owned by a Canadian Subsidiary hereunder is governed by the laws of the Province of Ontario, "UCC" shall include the Personal Property Security Act (Ontario) and the Securities Transfer Act, 2006 (Ontario), in each case as in effect from time to time (collectively, the "PPSA"), as the context requires, and section and article references to the UCC shall include the analogous or similar provisions of the PPSA.

     "United States" shall mean the United States of America.

     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Revolving Loan Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Revolving Loan Agreement, the Revolving Loan Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.   GRANT OF SECURITY.

     2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "Collateral"):

          (a) Accounts;

          (b) Chattel Paper;

          (c) Deposit Accounts;

          (d) Documents;

          (e) Equipment;

          (f) General Intangibles;

          (g) Goods;

          (h) Instruments;

          (i) Insurance;

          (j) Intellectual Property;

          (k) Inventory;

          (l) Investment Related Property;

          (m) Letter of Credit Rights;

          (n) Money;

          (o) Receivables and Receivables Records;

          (p) Commercial Tort Claims;

          (q) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing;

          (r) all personal property of any Grantor held by the Collateral Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Collateral Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power;

          (s) all other Goods and personal property of any Grantor, whether tangible or intangible and wherever located; and

          (t) all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or
(ii) above; or (b) any of the outstanding Capital Stock of a Controlled Foreign Corporation (other than a Canadian Subsidiary) in excess of 66% of the voting Capital Stock of such Controlled Foreign Corporation; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting Capital Stock in a Controlled Foreign Corporation, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of the voting Capital Stock of each Controlled Foreign Corporation.; (c) any trademark application filed in the United States Patent and Trademark Office on the basis of any Grantor's "intent-to-use" such trademark pursuant to Section 1(b) of the Lanham Act (15 U.S.C. 1501), unless and until evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or 1(d) of the Lanham Act (15 U.S.C. 1501, et. seq.); or (d) the last day of the term of any lease or agreement therefor, but upon the enforcement of the security interest, the applicable Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term. Any Grantor's grant of security in trade-marks (as defined in the Trade-marks Act (Canada)) under this Agreement shall be limited to a grant by such Grantor of a security interest in all of such Grantor's right, title and interest in such trade-marks.

SECTION 3.   SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a) (and any successor provision thereof) or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect), of all Obligations of every Grantor (the "Secured Obligations").

     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (b) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (c) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     4.1 Generally. (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, other than Permitted Liens;

               (ii) it has indicated on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person);

               (iii) the full legal name of such Grantor (including any French form of name if such Grantor is a Canadian Subsidiary) is as set forth on
     Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

               (iv) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, amalgamation, consolidation, change in corporate form or otherwise) within the past five (5) years;

               (v) Except as described on Schedule 4.1(D), such Grantor is not bound (whether by contract or by operation of law) by a security agreement entered into by another Person, which has not heretofore been terminated;

               (vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1 (A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

               (vii) (u) upon the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Collateral Agent's "control" (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority Liens on all of the Current Asset Collateral (other than Deposit Accounts and Securities Accounts not required to be subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, respectively, under Section 5.15(a) of the Term Loan Agreement) and valid and perfected Second Priority Liens on all of the Fixed Asset Collateral (other than vehicles) (subject in the case of priority only to Permitted Liens having priority over the security interests granted to the Collateral Agent hereunder by operation of law); provided, however, that additional filings in the United States Copyright Office may be necessary with respect to the perfection of the Collateral Agent's Lien in United States registrations and applications for Copyrights which are filed by, issued to, or acquired by a Grantor after the date hereof and, provided further, that additional filings and/or other actions may be required to perfect the Collateral Agent's Lien in Intellectual Property Collateral which is created under the laws of a jurisdiction outside the United States or Canada;

               (viii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

               (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;

               (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body (in the case of Capital Stock issued by any Foreign Subsidiary, to the best of such Grantor's knowledge) is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

               (xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

               (xii) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC);

               (xiii) it does not own any "as extracted collateral" (as defined in the UCC) or any timber to be cut;

               (xiv) except as described on Schedule 4.1(D) or as otherwise permitted by the Revolving Loan Agreement, such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

               (xv) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor's name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor's name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

               (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.1(a)(vii) and shall defend the Collateral, such security interest and such priority, against all Persons at any time disputing such security interest or the priority thereof;

               (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, the Intercreditor Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

               (iii) it shall not change such Grantor's name, identity, corporate structure (e.g., by merger, amalgamation, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least fifteen (15) Business Days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

               (iv) if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a "first-in, first-out" basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;

               (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

               (vi) it shall bear and pay all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral and all other payments required to be made by Collateral Agent to any Person to realize upon any Collateral;

               (vii) Collateral Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in Collateral Agent's actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Grantors' sole risk;

               (viii) it shall not take or permit any action which could impair the Collateral Agent's rights in the Collateral except as otherwise in accordance with the Intercreditor Agreement; and

               (ix) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Revolving Loan Agreement and the Intercreditor Agreement.

     4.2 Equipment and Inventory. (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date, that:

               (i) all of the Equipment and Inventory included in the Collateral is kept for the past two (2) years only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time);

               (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in material compliance with the requirements of the Fair Labor Standards Act, as amended, and similar laws and requirements of Canada; and

               (iii) none of the Inventory or Equipment is in the possession of
     (x) an issuer of a negotiable document or document of title (as defined in Section 7-104 of the UCC) therefor or (y) otherwise in the possession of a bailee or a warehouseman that has not executed and delivered to the Collateral Agent a Landlord Personal Property Collateral Access Agreement.

          (b) Covenants and Agreements. Each Grantor covenants and agrees that:

               (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on
     Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

               (ii) it shall use commercially reasonable efforts to prevent the Equipment and Inventory from becoming an accession to any real property or from becoming a fixture to any real property unless perfected security interests having the priority described herein and in the Intercreditor Agreement have been granted to the Collateral Agent and rank senior to the Liens (if any) of all Persons (other than the Term Loan Facility Collateral Agent) in such real property;

               (iii) it shall keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

               (iv) it shall (a) conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by Administrative Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices and (b) permit Administrative Agent to participate in and observe each physical inventory;

               (v) it shall not return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the Ordinary Course of Business, (b) no Default, Event of Default or Overadvance exists or would result therefrom, (c) Administrative Agent is promptly notified if the aggregate Value of all Inventory returned in any month exceeds $50,000, and (d) any payment received by a Grantor for a return is promptly remitted to Administrative Agent for application to the Obligations;

               (vi) it shall (a) not acquire or accept any Inventory on consignment or approval, (b) not sell any Inventory on consignment or approval or any other basis under which the customer may return or require such Grantor to repurchase such Inventory and (c) use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all applicable law;

               (vii) it shall, at the reasonable request of the Collateral Agent, mark, or otherwise take appropriate steps to identify, the Inventory and Equipment located in Canada and any Document in respect thereof to indicate clearly that it is subject to the security interests granted therein;

               (viii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor, the Collateral Agent or the Term Loan Facility Agent;

               (ix) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

               (x) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment, (B) in the case of vehicles having a value of $100,000 in the aggregate (unless an Event of Default shall have occurred and be continuing, in which case, all vehicles), execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

     4.3 Receivables. (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date, that:

               (i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (d) is and will be in compliance with all applicable laws, whether federal, state, provincial, local or foreign; and

               (ii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

               (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

               (ii) if requested, by Collateral Agent, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

               (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;

               (iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, upon the occurrence and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

               (v) it shall (a) maintain Dominion Accounts pursuant to lockbox or other arrangements acceptable to Administrative Agent, (b) obtain an agreement (in form and substance satisfactory to Administrative Agent) from each lockbox servicer and Dominion Account bank, establishing Administrative Agent's control over and Lien in the lockbox or Dominion Account, requiring immediate deposit of all remittances received in the lockbox to a Dominion Account and, if such Dominion Account is not maintained with Bank of America, requiring immediate transfer of all funds in the Dominion Account to a Dominion Account maintained with Bank of America, and waiving offset rights of such servicer or bank against any funds in the lockbox or Dominion Account, except offset rights for customary administrative charges; provided that none of Administrative Agent, Collateral Agent and Lenders assume any responsibility to Grantors for any lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to any check, draft or other item of payment accepted by any bank. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, subject to the Intercreditor Agreement: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to a Dominion Account (or a lockbox relating to a Dominion Account); and (2) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Any payments of Receivables received by any Grantor shall be forthwith (and in any event within one (1) Business Day) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Dominion Account, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon;

               (vi) if any Eligible Account of any Grantor includes a charge for any taxes, Administrative Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Grantor and to charge such Grantor therefor; provided, however, that none of Administrative Agent, Collateral Agent and Lenders shall be liable for any taxes that may be due from any Grantor or with respect to any Collateral.

               (vii) whether or not a Default or Event of Default exists, Administrative Agent shall have the right at any time, in the name of Administrative Agent, any designee of Administrative Agent or any Grantor to verify the validity, amount or any other matter relating to any Receivables of any Grantor by mail, telephone or otherwise and each Grantor shall cooperate fully with Administrative Agent in an effort to facilitate and promptly conclude any such verification process; and

               (viii) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

          (c) Delivery and Control of Receivables. With respect to any Receivables evidenced by, or constituting, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent.

     4.4 Investment Related Property.

     4.4.1 Investment Related Property Generally (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

               (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the - foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

               (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;

               (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

          (b) Delivery and Control. Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly, but in any event within three (3) Business Days, upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account which is subject to a valid Securities Account Control Agreement) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8 107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC, and shall, at the request of the Collateral Agent, cause the issuer of such Investment Related Property to register the Collateral Agent as the registered owner thereof on the books and records of such issuer. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account which is subject to a valid Securities Account Control Agreement), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a control agreement, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor.

          (c) Voting and Distributions.

               (i) So long as no Event of Default shall have occurred and be continuing:

     (1) except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Revolving Loan Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Revolving Loan Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor's consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Revolving Loan Agreement, shall be deemed inconsistent with the terms of this Agreement or the Revolving Loan Agreement within the meaning of this Section 4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and (2) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above; (3) Upon the occurrence and during the continuation of an Event of Default: (A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and (B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, in each case, subject to the Intercreditor Agreement: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.
4.4.2 Pledged Equity Interests (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock," "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

               (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

               (iii) without limiting the generality of Section 4.1(a)(vii), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation or perfection of the security interest of the Collateral Agent in any Pledged Equity Interests, the first priority status (with respect to Current Asset Collateral) and second priority status (with respect to Fixed Asset Collateral), the status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

               (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

               (v) except as otherwise set forth on Schedule 4.4(B), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the UCC, including the uniform commercial code of any jurisdiction.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

               (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely (as determined by the Collateral agent) changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent's security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Revolving Loan Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of any organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

               (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

               (iii) without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest which is a Subsidiary to (and in the case of any issuer of any Pledged Equity Interest which is not a Subsidiary, it shall not vote to enable or take any other action to permit such issuer to) merge, amalgamate or consolidate unless (a) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (b) no lesser amount of the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger, amalgamation or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation (other than a Canadian Subsidiary), then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and

               (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee during the continuance of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

     4.4.3 Pledged Debt (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness;

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

               (i) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

     4.4.4 Investment Accounts (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and, subject to the Intercreditor Agreement, the Term Loan Facility Collateral Agent) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

               (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and, subject to the Intercreditor Agreement, the Term Loan Facility Collateral Agent) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

               (iii) Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Financial Assets, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; (c) authorize and direct each bank or other depository to deliver to Administrative Agent, on a daily basis, all balances in each Deposit Account maintained by such Grantor with such depository for application to the Obligations then outstanding; (d) irrevocably appoint Administrative Agent as such Grantor's attorney-in-fact to collect such balances described in the foregoing clause (c) to the extent any such delivery is not so made; and (e) deliver all Instruments to the Collateral Agent, in each case, to the extent required by the Revolving Loan Agreement.

               (iv) Each of the Securities Accounts (and related Securities Account Control Agreements) and Commodities Accounts (and related Securities Account Control Agreements) maintained in Canada is enforceable in accordance with its terms against the applicable securities intermediary or commodities intermediary without any Lien held by such securities intermediary or commodities intermediary or right of set-off, netting or consolidation other than for normal charges applicable to the maintenance of such accounts and brokerage fees incurred in the ordinary course of business.

          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account which is subject to a Deposit Account Control Agreement or Securities Account Control Agreement without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).

          (c) Delivery and Control. If the jurisdiction governing the validity, perfection, effect of perfection, non-perfection or priority of the pledge of any Investment Related Property is other than the United States or the Province of Ontario, and the Revolving Loan Agreement requires that a security interest be granted to the Collateral Agent in such Investment Related Property, each Grantor shall, from time to time, take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

          (d) Cash Collateral. Any Cash Collateral may be invested, in Collateral Agent's discretion, in Cash Equivalents, but Collateral Agent shall have no duty to do so, regardless of any agreement, understanding or course of dealing with any Grantor, and shall have no responsibility for any investment or loss. Each Grantor hereby grants to Collateral Agent, for the benefit of Secured Parties, a security interest in all Cash Collateral held from time to time and all proceeds thereof, as security for the Obligations, whether such Cash Collateral is held in any Cash Collateral Account or elsewhere. Collateral Agent may distribute Cash Collateral to Administrative Agent for application to the payment of any Obligations, in such order as Administrative Agent may elect, as they become due and payable. The Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of Collateral Agent. No Grantor or other Person claiming through or on behalf of any Grantor shall have any right to any Cash Collateral, until Full Payment of all Obligations.

     4.5 Material Contracts. Each Grantor hereby covenants and agrees that: (a) in addition to any rights under the Section of this Agreement relating to Receivables, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty on any Material Contract to make all payments under such Material Contract directly to the Collateral Agent;

          (b) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

          (c) it shall promptly and diligently exercise each material right in its commercially reasonable judgment (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable;

          (d) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

          (e) each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Material Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Material Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Material Contract pursuant to the terms of such Non-Assignable Material Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Material Contract to Secured Party and use its commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

     4.6 Letter of Credit Rights (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) all material letters of credit (other than letters of credit which constitute Supporting Obligations) to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

               (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit (other than letters of credit which constitute Supporting Obligations) hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

     4.7 Intellectual Property. (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date, that:

               (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of any Grantor;

               (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed with reference to such Grantor on Schedules 4.7(A), 4.7(C) and 4.7(E) (as each may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on
     Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time) or licenses which are not material to the business of any Grantor;

               (iii) all Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every material registration and application of Copyrights, Patents and Trademarks owned by such Grantor in full force and effect;

               (iv) all Intellectual Property owned by such Grantor is valid and enforceable and no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of such Grantor's right to register, or such Grantor's rights to own or use, any material Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened;

               (v) all registrations and applications for Copyrights, Patents and Trademarks owned by such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets material to the business of any Grantor has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B),
     (D), (F), or (G) (as each may be amended or supplemented from time to time);

               (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks material to the business of any Grantor, proper marking practices in connection with the use of Patents material to the business of any Grantor, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of any Grantor;

               (vii) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all commercially reasonable actions necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;

               (viii) to the best of each Grantor's knowledge, the conduct of such Grantor's business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party and no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

               (ix) to the best of each Grantor's knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

               (x) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or bind such Grantor that adversely affect Grantor's rights to own or use any Intellectual Property; and

               (xi) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

               (i) if consistent with reasonable business judgment, it shall not do any act or omit to do any act whereby any of the Intellectual Property owned by such Grantor which is material to the business of any Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

               (ii) it shall not, with respect to any Trademarks owned by such Grantor which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take all commercially reasonable steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

               (iii) it shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of any Grantor, apply to register the Copyright in the United States Copyright Office or the Canadian counterpart thereof, of applicable;

               (iv) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor is likely to become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

               (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to the business of any Grantor which is now or shall become included in the Intellectual Property Collateral;

               (vi) in the event that any material Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

               (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

               (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent's interest in any part of the Intellectual Property Collateral, whether now owned or hereafter acquired;

               (ix) except with the prior consent of the Collateral Agent or as permitted under the Term Loan Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property Collateral, except for the Lien created by and under this Agreement and the other Credit Documents;

               (x) it shall hereafter use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

               (xi) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets material to the business of any Grantor, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

               (xii) it shall use proper statutory notice in connection with its use of any Intellectual Property owned by such Grantor; and

               (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

     4.8 Commercial Tort Claims (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor reasonably expected to be worth $25,000 in the aggregate; and

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claims expected to be worth $25,000 in the aggregate (together with all other Commercial Tort Claims in existence) hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5.   ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL
             GRANTORS

     5.1 Access; Right of Inspection. The Collateral Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein. Without limiting the foregoing, prior to the occurrence of an Event of Default, Collateral Agent may, in its discretion, conduct not more than four field examinations of the Grantors and the Collateral and three appraisals of the Inventory (it being acknowledged that such appraisals shall include one full appraisal and two desk-top appraisals) per fiscal year; it being agreed that after the occurrence of an Event of Default and during its continuance, there shall be no limit on the frequency of such field examinations and appraisals.

     5.2 Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

               (i) file such financing, financing change or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

               (iii) at any reasonable time, upon reasonable request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

               (iv) appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes the Collateral Agent and its counsel and other representatives, at any such time and from time to time, to file a Record or Records, including, without limitation, financing, financing change or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing or financing change statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

     5.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "Additional Grantor"), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.   COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

     6.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Administrative Agent and Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

          (a) to endorse any Grantor's name on any check, draft or other item of payment or other proceeds of Collateral (including proceeds of insurance) that come into Collateral Agent's possession or control

          (b) upon the occurrence and during the continuance of any Event of Default, (i) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Revolving Loan Agreement; (ii) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any drafts, invoices, freight bills, bills of lading and other instruments, documents and chattel paper in connection with clause (ii) above;
(iv) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; (v) to receive, open and dispose of mail addressed to any Grantor, and notify postal authorities to change the address for delivery thereof to such address as Administrative Agent may designate;
(vi) to use any Grantor's stationery and sign its name to verifications of Receivables and notices to Account Debtors; (vii) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral; and (viii) to take any action as may be necessary or appropriate to obtain payment under any letter of credit or banker's acceptance for which any Grantor is a beneficiary;

          (c) to prepare and file any UCC financing or financing change statements against such Grantor as debtor;

          (d) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

          (e) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

          (f) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.   REMEDIES.

     7.1 Generally. (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

               (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

               (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

          (e) The Collateral Agent may, to the extent permitted by applicable law, appoint by instrument in writing a receiver (which term shall include a receiver and manager or agent) of any Canadian Grantor and of all or any part of the Collateral and remove or replace such receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a receiver. Any such receiver appointed by Collateral Agent, with respect to responsibility for its acts, shall, to the extent permitted by applicable law, be deemed the agent of the applicable Canadian Grantor and not of Collateral Agent. Where "Collateral Agent" is referred to in this Section 7.1, the reference includes, where the context permits, any receiver so appointed and the officers, employees, servants or agents of such receiver.

     7.2 Application of Proceeds. Subject to the Intercreditor Agreement and except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Revolving Loan Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

     7.4 Deposit Accounts. If any Event of Default shall have occurred and be continuing, or, in respect of Deposit Accounts held by a Canadian Grantor, upon the occurrence of a Material Adverse Effect, the Collateral Agent, subject to the Intercreditor Agreement, may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

     7.5 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state or provincial securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state or provincial securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement or prospectus under the Securities Act or applicable state or provincial securities law) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register or qualify it for a form of public sale requiring registration or qualification under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register or qualify it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder or applicable state or provincial securities law, as the same are from time to time in effect.

     7.6 Intellectual Property. (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of
Default:

               (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor's rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

               (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent's designee all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

               (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

               (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor's power and authority and applicable law, such personnel in such Grantor's employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent's behalf and to be compensated by the Collateral Agent at such Grantor's expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

               (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

                    (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

                    (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to quality control and quality standards then in effect and inspection rights in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

     7.7 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, "Cash Proceeds") shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to the Intercreditor Agreement, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8.   COLLATERAL AGENT.

     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Revolving Loan Agreement and the Intercreditor Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days' notice to the Administrative Agent, to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing or financing change statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 9.   CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Revolving Loan Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Revolving Loan Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor's expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 10.  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Revolving Loan Agreement.

SECTION 11.  MISCELLANEOUS.

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Revolving Loan Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Revolving Loan Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT, UNLESS THE CONTEXT REQUIRES OTHERWISE, REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).


                            [Signature pages follow]

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                            FEDDERS NORTH AMERICA, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS CORPORATION,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            EMERSON QUIET KOOL CORPORATION,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            EUBANK COIL COMPANY,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            COLUMBIA SPECIALTIES, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            ROTOREX COMPANY, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS ADDISON COMPANY, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS ISLANDAIRE, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            ISLAND METAL FABRICATING, INC,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            TRION, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            ENVIRCO CORPORATION,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS INTERNATIONAL, INC,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS INVESTMENT CORPORATION,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS HOLDING COMPANY, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            HERRMIDIFIER COMPANY, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President


                                            FEDDERS, INC.,
                                            as Grantor


                                            By: /s/ Robert L. Laurent, Jr.
                                                -------------------------------
                                            Name:  Robert L. Laurent, Jr.
                                            Title: Executive Vice President

                                            BANK OF AMERICA, N.A.,
                                            as the Collateral Agent and
                                            Administrative Agent

                                            By:  /s/ Anthony Vassallo
                                                -------------------------------
                                            Name:    Anthony Vassallo
                                            Title:   Senior Vice President

                                                                   SCHEDULE 4.1
                                               TO PLEDGE AND SECURITY AGREEMENT

                              GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:


                                                                 Chief Executive
                                                                 Office/Sole Place of
                                                                 Business (or Residence
Full Legal          Type of               Jurisdiction of        if Grantor
Name                Organization          Organization           is a Natural Person        Organization I.D.#
----                ------------          ------------           -------------------        -------------------


(B) Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name                     Trade Name or Fictitious Business Name
---------------                     --------------------------------------


(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor                    Date of Change            Description of Change
-------                    --------------            ---------------------

(D) Agreements pursuant to which any Grantor is found as debtor within past five
(5) years:

Grantor                                     Description of Agreement
-------                                     ------------------------


(E) Financing Statements:

Grantor                                     Filing Jurisdiction(s)
                                            ----------------------



                                 SCHEDULE 4.1-1

                                                                    SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

Grantor                                     Location of Equipment and Inventory
-------                                     -----------------------------------




                                 SCHEDULE 4.2-1


                                                                                                     SCHEDULE 4.4
                                                                                 TO PLEDGE AND SECURITY AGREEMENT
                                                                                      INVESTMENT RELATED PROPERTY
(A) Pledged Stock:
---------------------------------------------------------------------------------------------------------------------
                                                                                                      Percentage of
                                                            Stock                       No. of        Outstanding
                 Stock        Class of      Certificated    Certificate                 Pledged       Stock of the
Grantor          Issuer       Stock         (Y/N)           No.            Par Value    Stock         Stock Issuer
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
         Pledged LLC Interests:
---------------------------------------------------------------------------------------------------------------------
                  Limited                                               No. of          Percentage of Outstanding
                  Liability        Certificated      Certificate No.    Pledged         LLC Interests of the
Grantor           Company          (Y/N)             (if any)           Units           Limited Liability Company
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
         Pledged Partnership Interests:
---------------------------------------------------------------------------------------------------------------------
                                 Type of
                                 Partnership
                                 Interests                                               Percentage of Outstanding
                                 (e.g., general      Certificated       Certificate      Partnership Interests of
Grantor         Partnership      or limited)         (Y/N)              No. (if any)     the Partnership
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
         Pledged Trust Interests:
---------------------------------------------------------------------------------------------------------------------
                                 Class of Trust      Certificated      Certificate No.   Percentage of Outstanding
Grantor         Trust            Interests           (Y/N)             (if any)          Trust Interests of the Trust
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Pledged Debt:
----------------------------------------------------------------------------------------------------------------------
                                 Original            Outstanding
                                 Principal           Principal
Grantor         Issuer           Amount              Balance           Issue Date        Maturity Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Securities Account:
----------------------------------------------------------------------------------------------------------------------
                        Share of Securities
Grantor                 Intermediary                 Account Number                      Account Name
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Commodities Accounts:
----------------------------------------------------------------------------------------------------------------------
                        Name of Commodities
Grantor                 Intermediary                 Account Number                      Account Name
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Deposit Accounts:
----------------------------------------------------------------------------------------------------------------------
Grantor                Name of Depositary Bank       Account Number                      Account Name
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                         SCHEDULE 4.4-1


(B)
----------------------------------------------------------------------------------------------------------------------
Grantor                Date of Acquisition           Description of Acquisition
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(C)
----------------------------------------------------------------------------------------------------------------------
Grantor                                              Name of Issuer of Pledged LLC Interest/Pledged Partnership
                                                     Interest
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------- -----------------------------------------------------------------



                                         SCHEDULE 4.4-2

                                                                   SCHEDULE 4.6
                                               TO PLEDGE AND SECURITY AGREEMENT


Grantor                             Description of Letters of Credit
-------                             --------------------------------



                                 SCHEDULE 4.6-1

                                                                   SCHEDULE 4.7
                                               TO PLEDGE AND SECURITY AGREEMENT


                             INTELLECTUAL PROPERTY


(A) Copyrights

(B) Copyright Licenses

(C) Patents

(D) Patent Licenses

(E) Trademarks

(F) Trademark Licenses

(G) Trade Secret Licenses

(H) Intellectual Property Exceptions



                                 SCHEDULE 4.7-1

                                                                   SCHEDULE 4.8
                                               TO PLEDGE AND SECURITY AGREEMENT


Grantor                                     Commercial Tort Claims
-------                                     ----------------------




                                 SCHEDULE 4.8-1

                                                                      EXHIBIT A
                                               TO PLEDGE AND SECURITY AGREEMENT


                               PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the "Grantor") pursuant to the Pledge and Security Agreement, dated as of March 20, 2007 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among FEDDERS CORPORATION, FEDDERS NORTH AMERICA, INC., the other Grantors named therein, and BANK OF AMERICA, N.A., as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                              [NAME OF GRANTOR]

                                              By:_____________________________
                                              Name:
                                              Title:




                                  EXHIBIT A-1

                                                     SUPPLEMENT TO SCHEDULE 4.1
                                               TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

                                             Chief Executive
                                             Office/Sole Place
                                             of Business (or
Full Legal  Type of        Jurisdiction of   Residence if Grantor  Organization
Name        Organization   Organization      is a Natural Person   I.D.#
----        ------------   ------------      -------------------   ------------

(B) Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name                     Trade Name or Fictitious Business Name
---------------                     --------------------------------------

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor            Date of Change            Description of Change
---------------            --------------            ---------------------

(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor                                      Description of Agreement
---------------                                      ------------------------

(E)  Financing Statements:

Name of Grantor                                      Filing Jurisdiction(s)
---------------                                      ----------------------


                                  EXHIBIT A-2

                                                     SUPPLEMENT TO SCHEDULE 4.2
                                               TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                             Location of Equipment and Inventory
---------------                             -----------------------------------




                                  EXHIBIT A-3

                                                     SUPPLEMENT TO SCHEDULE 4.4
                                               TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:
Deposit Accounts:

(B)

Name of Grantor         Date of Acquisition        Description of Acquisition
---------------         -------------------        --------------------------

(C)

Name of Grantor            Name of Issuer of Pledged LLC Interest/Pledged
---------------            Partnership Interest
                           ----------------------------------------------




                                  EXHIBIT A-4

                                                     SUPPLEMENT TO SCHEDULE 4.6
                                               TO PLEDGE AND SECURITY AGREEMENT


Additional Information:
Name of Grantor                               Description of Letters of Credit
---------------                               --------------------------------





                                  EXHIBIT A-5

                                                     SUPPLEMENT TO SCHEDULE 4.7
                                               TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)      Copyrights

(B)      Copyright Licenses

(C)      Patents

(D)      Patent Licenses

(E)      Trademarks

(F)      Trademark Licenses

(G)      Trade Secret Licenses

(H)      Intellectual Property Exceptions



                                  EXHIBIT A-6

                                                     SUPPLEMENT TO SCHEDULE 4.8
                                               TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                             Commercial Tort Claims
---------------                             ----------------------



                                  EXHIBIT A-7

                                                                      EXHIBIT B
                                               TO PLEDGE AND SECURITY AGREEMENT


                              PERMITTED INVESTMENTS

[TO BE PROVIDED]




                                   EXHIBIT B

                                                                      EXHIBIT C
                                               TO PLEDGE AND SECURITY AGREEMENT


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

[TO BE PROVIDED]




                                   EXHIBIT C